UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Knight-Swift Appoints Amy Boerger to the Board
On July 27, 2023, the Board of Directors (the "Board") of Knight-Swift Transportation Holdings Inc. (the "Company"), appointed Amy Boerger as a member of the Board, effective as of August 1, 2023, to serve until the 2024 annual meeting of stockholders. Ms. Boerger will be subject to annual election thereafter. In connection with her appointment, the Board determined that Ms. Boerger will be an "independent" director under New York Stock Exchange listing standards and as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Ms. Boerger was appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Ms. Boerger will participate in the Company's director compensation program as described in the Company's most recent Proxy Statement filed with the Securities and Exchange Commission on April 6, 2023, under the heading “Director Compensation.” There are no arrangements or understandings between Ms. Boerger and any other persons pursuant to which she was appointed as a member of the Board. Ms. Boerger does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Boerger, 60, served as Vice President and General Manager at Cummins Inc. until her retirement in March 2023. Ms. Boerger worked for Cummins for 39 years. During this time, much of her work was focused on the North American highway market, pioneering the advancements of the trucking industry through building relationships with stakeholders and contributing to Cummins’ Emissions Solutions business. Prior to serving as Cummins’ Vice President and General Manager, Ms. Boerger worked as a product engineer and account executive. Ms. Boerger holds a Bachelor of Science in Mechanical Engineering from Valparaiso University.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Explanatory Note
This Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed by the Company on May 17, 2023 (the "Original Form 8-K"). The Original Form 8-K was filed to report the results of the Company's 2023 Annual Meeting of Stockholders held on May 16, 2023. The purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company's decision as to the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers. Except as set forth in this Item 5.07, no other changes have been made to the Original 8-K.
The Board considered the results of the non-binding, advisory vote on the frequency of votes on executive compensation, as well as the recommendation of the Compensation Committee, and determined that the Company would hold future non-binding, advisory votes on executive compensation each year until the next stockholder non-binding, advisory vote on the frequency of these votes.

ITEM 8.01	OTHER EVENTS
On July 31, 2023, the Company announced that on July 27, 2023 the Board declared a quarterly cash dividend of $0.14 per share of common stock. The dividend is payable to the Company's stockholders of record as of September 8, 2023, and is expected to be paid on September 25, 2023.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings Inc. press release dated July 28, 2023, announcing appointment of Amy Boerger to the board of directors and quarterly cash dividend
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of the board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable laws; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the last paragraph of the accompanying press release and various disclosures by the Company in other releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	July 31, 2023	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer